Exhibit 1.

                    EXHIBIT OF NOTICE OF PORTFOLIO PURCHASE.


                                                                 June 25, 2001

         The Directors,
         Nasdaq Australia Pty Ltd.
         10 Bickhams Court
         East St.Kilda
         Vic 3183
         Melbourne Australia

         RE: STOCK PURCHASE

         Dear Sir,

         This letter confirms our receipt of the relevant Australian Standard Transfer Forms to effect the purchase of the portfolio of equity securities as listed below. Please be advised that I.T. Technology, Inc. hereby undertakes to issue 314,176 shares of common stock, restricted pursuant to Rule 144 of the United States Federal Securities Act of 1933, as amended, in satisfaction of its purchase of the following securities listed on the Australian Stock Exchange:


         189,000           Quantum Resources
         74,436            Autogen Options Expiring March 2010
         10,000            Deakin Financial Options Exp June 2002
         942,500           Gutnick Resources

         Sincerely,

         /s/ Jonathan Herzog
         Jonathan Herzog
         Chief Financial Officer

         AGREED TO AND ACCEPTED THIS 25th DAY OF JUNE, 2001, BY NASDAQ AUSTRALIA PTY LTD:

         /s/ Levi Mochkin

         Levi Mochkin
         Its: Director

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                                                                  June 25, 2001

         The Directors,
         Daccar Pty Ltd.
         10 Bickhams Court
         East St.Kilda
         Vic 3183
         Melbourne Australia

         RE: STOCK PURCHASE

         Dear Sir,


         This letter confirms our receipt of the relevant Australian Standard Transfer Forms to effect the purchase of the portfolio of equity securities as listed below. Please be advised that I.T. Technology, Inc. hereby undertakes to issue 6,704,521 shares of common stock, restricted pursuant to Rule 144 of the United States Federal Securities Act of 1933, as amended, in satisfaction of its purchase of the following securities listed on the Australian Stock Exchange:


         1,556,00              Quantum Resources
         36,975,309            Johnson's Well Mining

         Sincerely,

         /s/ Jonathan Herzog

         Jonathan Herzog
         Chief Financial Officer


         AGREED TO AND ACCEPTED THIS 25th DAY OF JUNE, 2001, BY DACCAR PTY LTD:

         /s/ Levi Mochkin

         Levi Mochkin
         Its: Director